EXHIBIT 10.2

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement is entered into as of February 2, 2023 (the “Amendment”), and is effective as of December 18, 2022 (the “Amendment Effective Date”) by and between Recruiter.com Group, Inc. (“Parent”), Recruiter.com, Inc. (“Recruiter.com”), Recruiter.com Recruiting Solutions, LLC (“Recruiting Solutions”), Recruiter.com Consulting, LLC (“Recruiting Consulting”), VocaWorks, Inc. (“Vocaworks”), Recruiter.com Scouted, Inc. (“Scouted”), Recruiter.com Upsider, Inc. (“Upsider”), Recruiter.com - OneWire, Inc. (“OneWire”), and Montage Capital II, L.P. (“Lender”). Parent, Recruiter.com, Recruiting Solutions, Recruiting Consulting, Vocaworks, Scouted, Upsider, and OneWire are each also referred to herein as a “Borrower” and collectively, as “Borrowers.”

RECITALS

Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of October 19, 2022 and as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.

This Amendment shall become effective as of the Amendment Effective Date, provided the items in Section 8 of this Amendment below have been satisfied. For the avoidance of doubt, Lender does not waive Borrowers’ obligations under the Agreement after the date hereof and as amended hereby, and Lender does not waive any other failure by Borrowers to perform its obligations under the Agreement or other Transaction Documents.

2.	Section 5.6 of the Agreement is amended and restated in its entirety to read as follows:

5.6 Key Person Insurance. Borrowers will obtain (and continue to maintain for so long as any Advances are outstanding) key person life insurance in an amount of at least $2,250,000 on Evan Sohn, in form and substance satisfactory to Lender, subject to Section 5.9(ii) of this Agreement.

3.	Section 5.7 of the Agreement is amended and restated in its entirety to read as follows:

5.7 Account Control Agreement(s). All of Borrowers’ operating, depository and investment accounts are subject to account control agreement(s), in form and substance satisfactory to Lender, subject to Section 5.9(iii) of this Agreement.

4.	Sections 5.9(i), (ii), (iii), and (vi) of the Agreement are amended and restated in their entirety to read as follows:

(i)

on or before April 1, 2023, evidence of the recordation with the US Patent and Trademark Office of the assignment of certain trademarks listed on the Intellectual Property Security Agreement from Miles Jennings to Parent;

(ii)	on or before April 1, 2023, evidence of key person life insurance in an amount of at least $2,250,000 on Evan Sohn;
(iii)	on or before April 1, 2023, fully executed account control agreement(s) for Borrowers’ operating and depository accounts maintained with Bank of America;
(vi)

on or before April 1, 2023, subordination agreement executed by Puritan Partners LLC (or evidence that the August Note issued to such Person has been repaid in full in accordance with Section 6.10(a) below).

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5.	Section 6.10 of the Agreement is amended and restated in its entirety to read as follows:

6.10 August Notes. (a) Make any payment on any of the August Notes, except under the terms of the subordination agreement applicable to such August Note(s); provided however, in the event that Puritan Partners LLC has not delivered an executed subordination agreement, Borrowers may repay its August Note on or before April 1, 2023 as long as no Event of Default has occurred that is continuing or would exist after giving effect to such payment. (b) Amend any provision of the August Notes or any document relating thereto, other than any amendments that reduce the principal amount or interest rate or extend the maturity date of such note.

6.

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

7.

Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is executed and delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file or electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” or electronic signature page were an original hereof.

9.	As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

a.	this Amendment, duly executed by Borrowers;
b.	payment of all Lender Expenses incurred through the date of this Amendment; and
c.	such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWERS:

RECRUITER.COM GROUP, INC.

By:
Name:
Title:

RECRUITER.COM, INC.

By:
Name:
Title:

RECRUITER.COM CONSULTING, LLC

By:
Name:
Title:

VOCAWORKS, INC.

By:
Name:
Title:

RECRUITER.COM SCOUTED, INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWERS:

RECRUITER.COM UPSIDER, INC.

By:
Name:
Title:

RECRUITER.COM – ONEWIRE, INC.

By:
Name:
Title:

RECRUITER.COM RECRUITING SOLUTIONS, LLC

By:
Name:
Title:

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LENDER: MONTAGE CAPITAL II, L.P.

By:
Name:
Title:

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